SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              XYBERNAUT CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 24, 1998
                                 ---------------

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033, on Thursday, September 24, 1998, 8:30 a.m., to consider and act upon the following:

         1. The election of three (3) persons named in the accompanying Proxy Statement to serve as Class I directors of the Company for a term of three years and until their successors are duly elected and qualified;

         2. Amending the Certificate of Incorporation and the Bylaws to implement an advance notice procedure for the submission of director nominations and other business to be considered at annual meetings of stockholders;

         3. Amending the Certificate of Incorporation and the Bylaws to permit only the President, the Vice Chairmen of the Board, the Secretary or the Board of Directors to call special meetings of stockholders and to limit the business permitted to be conducted at such meetings to be brought before the meetings by or at the direction of the Board of Directors;

         4. To amend the Certificate of Incorporation and the Bylaws to provide that a member of the Board of Directors may only be removed by the stockholders of the Company for cause by an affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors voting together as a single class (the "Voting Stock");

         5.       To  amend  the  Bylaws  to (a) fix the  size of the  Board  of
                  Directors at a maximum of twelve directors, with the authorized number of directors set at ten, and the Board of Directors having the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors, and
                  (b) provide that any vacancy on the Board of Directors may be filled for the unexpired term (or for a new term in the case of an increase in the size of the board) only by an affirmative vote of at least a majority of the remaining directors then in office even if less than a quorum, or by the sole remaining director;

         6. To amend the Certificate of Incorporation and the Bylaws to eliminate stockholder action by written consent;

         7. To amend the Certificate of Incorporation and the Bylaws to require the approval of holders of 80% of the then outstanding Voting Stock and/or the approval of 66 2/3% of the directors of the Company for certain corporate transactions;

         8. To amend the Certificate of Incorporation and the Bylaws to require an affirmative vote of 66 2/3% of the Voting Stock in order to amend or repeal any adopted amendments to the Certificate of Incorporation and Bylaws proposed herein;

         9. Ratifying the appointment of PricewaterhouseCoopers LLP as independent auditors for the 1998 fiscal year; and

         10. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1997 are enclosed herewith. Only holders of record of Common Stock, $.01 par value, of the Company at the close of business on August 10, 1998 are entitled to receive notice of and to attend the Meeting and any adjournments thereof. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                           By Order of the Board of Directors

                                           /s/ Martin Eric Weisberg
                                           ------------------------------
                                           Martin Eric Weisberg
                                           Secretary

Dated:  August 25, 1998



                                    IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States.

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033
                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                               September 24, 1998
                    ----------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xybernaut Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of the Company located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033 on Thursday, September 24, 1998 at 8:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is August 25, 1998.

         A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on August 10, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 20,934,765 outstanding shares of Common Stock, $.01 par value ("Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Proxies submitted that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of August 10, 1998, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company,
(iii) the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.


                                                        Amount of Shares
                                                         Beneficially
Name(1)                                                      Owned                   Percentage Owned
-------                                                 ----------------             ----------------
Edward G. Newman ................................        3,771,721 (2)                    18.0%
Dr. Steven A. Newman.............................        1,683,897 (3)                    8.0%
George Allen.....................................                 ----                      *
Eugene J. Amobi..................................          360,000 (4)                    1.7%
Keith P. Hicks, Esq..............................          414,171 (4)                    2.0%
John P. Moynahan.................................          128,333 (5)                      *
Phillip E. Pearce................................           60,000 (4)                      *
James J. Ralabate, Esq...........................          108,121 (4)                      *
Jacques Rebibo...................................          197,500 (6)                      *
Lt. Gen. Harry E. Soyster (Ret.).................           84,061 (4)                      *
Kaz Toyosato ....................................           50,000 (7)                      *
Martin Eric Weisberg, Esq........................           60,000 (4)                      *
Officers and directors (14 persons)..............        7,135,556 (8)                    32.2%

-----------------------
*        Less than 1%

(1) The address for Mr. Edward G. Newman is 12701 Fair Lakes Circle, Suite 550, Fairfax, Virginia 22033; the address for Dr. Steven A. Newman is 303 Avenida Cerritos, Newport Beach, California 92660; the address for Mr. Allen is 1 James Center, 901 East Cary Street, Richmond, Virginia 23219; the address for Mr. Amobi is 100 Jade Drive, Wilmington, Delaware 19810; the address for Mr. Hicks is 4121 Roberts Road, Fairfax, Virginia 22032; the address for Mr. John P. Moynahan is 12303 Blair Ridge Road, Fairfax, Virginia 22033; the address for Mr. Pearce is 6624 Glenleaf Court, Charlotte, North Carolina 28270; the address for Mr. Ralabate is 5792 Main Street, Williamsville, New York 14221; the address for Mr. Rebibo is 7216 Dulany Drive, McLean, Virginia 22101; the address for Lt. Gen. Soyster (Ret.) is 1201 E. Abingdon Drive, Suite 425, Alexandria, Virginia 22314; the address for Mr. Toyosato is Kita-Shinagawa 5-12-6, Wakabayashi Bldg. 2F, Shinagawa-Ku, Tokyo Japan 141-0001; and the address for Mr. Weisberg is 1211 Avenue of the Americas, New York, New York 10036.

(2) Excludes 200,000 shares of Common Stock beneficially owned by an irrevocable trust for Mr. Newman's children and 747,753 shares of Common Stock beneficially owned by Mr. Newman's wife, Francis C. Newman. Mr. Newman disclaims beneficial ownership of all such shares.

(3) Includes 110,000 shares of Common Stock issuable upon exercise of currently exercisable options. Excludes 100,000 shares of Common Stock beneficially owned by a trust for the benefit of Dr. Newman's children and 57,800 shares of Common Stock owned by a trust for the benefit of two relatives of Dr. Newman. Dr. Newman disclaims beneficial ownership of such shares.

(4) Includes 60,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Mr. Moynahan resigned as a director and officer of the Company effective June 3, 1998.

(6) Mr. Rebibo served as a director of the Company through August 28, 1997. His holdings include 10,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Includes 50,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Includes 580,250 shares of Common Stock issuable upon exercise of currently exercisable options. Also includes the holdings of Frances C. Newman and Jeffrey Pagano, two additional key executives of the Company, who hold, respectively, 797,753 shares of Common Stock (including 50,000 shares of Common Stock issuable upon currently exercisable options) and 250 shares of Common Stock.


                ------------------------------------------------
                       ACTIONS TO BE TAKEN AT THE MEETING

                    -----------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                   ------------------------------------------

         Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Keith P. Hicks, Esq. Kaz Toyosato and Martin Eric Weisberg, Esq. as Class I directors to serve for a term of three years and until their successors are elected and qualified.

         Except for Mr. Toyosato, who was appointed to the Board of Directors in May 1998 to fill the vacancy left by Mr. John P. Moynahan, all of the nominees were elected directors at the 1997 Annual Meeting of Stockholders. The term of the current Class I directors expires at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the Proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

         The following table sets forth information about each executive officer, director and nominee for director of the Company.


                                                                    Year First
                                                                    Elected or                Present Position
Name                                            Age      Class       Appointed                with the Company
----                                            ---      -----      ----------                ----------------

Edward G. Newman                                54        III          1990        President, Chief Executive
                                                                                   Officer and Chairman of the
                                                                                   Board of Directors
George Allen, Esq.                              46        III          1998        Director
Eugene J. Amobi                                 52         II          1996        Director
Keith P. Hicks, Esq. (2)                        75         I           1994        Director
Steven A. Newman, M.D. (1)(2)(3)                52        III          1995        Director and Vice Chairman of
                                                                                   the Board of Directors
Phillip E. Pearce (2)(3)                        69         II          1995        Director
James J. Ralabate, Esq.                         70        III          1995        Director
Lt. Gen. Harry E. Soyster (Ret.) (1)(3)         62         II          1995        Director
Kaz Toyosato (4)                                54         I           1998        Executive Vice President and
                                                                                   Director
Martin Eric Weisberg, Esq. (1)(3)               47         I           1997        Secretary and Director

----------

(1)    Member of the Compensation Committee.
(2)    Member of the Audit Committee.
(3)    Member of the Nominating Committee.
(4) Appointed to the Board of Director on June 3, 1998, pursuant to a vacancy created by an increase of the Class II directors from three to four.

         Officers are appointed by and serve at the discretion of the Board of Directors. The three directors nominated for Class I will serve for a three-year term expiring in 2001, the four directors currently serving as Class II are serving a two-year term expiring in 1999 and the three directors currently serving as Class III are serving for a three-year term expiring in 2000, and in each case until their successors shall be duly elected and qualified.

         At each Annual Meeting of Stockholders subsequent to the Meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders. All of the nominees are currently directors of the Company whose term as directors expires at the Meeting.

Director Nominees

         Keith P. Hicks, Esq. has been a director of the Company since July 1994 and currently is a principal in C&H Properties and the owner of Hicks Bonding Co., Hicks Auctioneering Co. and Hicks Cattle Company. Mr. Hicks is a graduate of the University of Denver (B.A. 1954) and LaSalle University School of Law (L.L.B. 1969).

         Kaz Toyosato joined the Company in October 1996 as Executive Vice President of Asian Operations. Mr. Toyosato, who is based in the Company's Tokyo, Japan office, is responsible for overseeing the Company's operations in Asia. Prior to joining the Company, Mr. Toyosato spent 27 years with Sony Corporation in Japan where his last position was the Vice President of Sony USA. He previously served as product manager for the Sony Walkman product line, as well as Sony's 8mm video camcorder and its battery line of products.

         Martin Eric Weisberg, Esq., who currently serves as Secretary of the Company, is a partner of the law firm, Parker Chapin Flattau & Klimpl, LLP, which serves as general counsel to the Company. Mr. Weisberg specializes in the areas of securities, mergers and acquisitions, financing and international transactions and has been in the private practice of law for 23 years. Mr. Weisberg is a summa cum laude graduate of Union College (B.A. 1972) and received his law degree from The Northwestern University School of Law (1975), where he graduated summa cum laude, was Articles Editor of the Law Review and was elected to the Order of the Coif. Mr. Weisberg also attended The London School of Economics and Political Science.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF KEITH P. HICKS, MARTIN ERIC WEISBERG AND KAZ TOYOSATO FOR A ONE-YEAR TERM EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 1999.

Current Class II Directors

         Eugene J. Amobi has been a director of the Company since January 1996. Since 1983, Mr. Amobi has been President, a director and a principal stockholder of Tech International, Inc. ("Tech International"), which provides engineering, technical support and consulting services to government and domestic and international commercial clients. Mr. Amobi has been president and director of Tech International of Virginia Inc. ("Tech Virginia"), the Company's wholly-owned subsidiary, since its spin-off from Tech International. Prior to 1983, Mr. Amobi was a Senior Engineer with E.I.

DuPont de Nemours and a Managing Director of Stanley Consultants, an international engineering consulting firm. Mr. Amobi is a graduate of The Technion, Israel Institute of Technology (B.S. 1969), Princeton University (M.S.
1970) and Syracuse University (M.B.A. 1973).

         Phillip E. Pearce has been a director of the Company since October 1995. Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. Prior to 1988 Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., an operator of medical diagnostic facilities and clinical laboratories, InfoPower International, Inc., a software development company and StarBase Corporation, a software development company, and United Digital Networks, Inc., a provider of voice and data long distance services. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.

         Lt. Gen. Harry E. Soyster (Ret.) has been a director of the Company since January 1995. He is currently Director of Washington Operations and Vice President of International Operations of Military Professional Resources, Incorporated. From 1988 until his retirement in 1991, Lieutenant General Soyster (Ret.) was the Director of the United States Defense Intelligence Agency. Prior to that time, he was Commander of the United States Army Intelligence and Security Command and a Deputy Assistant Chief of Staff for Intelligence, Department of the Army. Lieutenant General Soyster (Ret.) is a graduate of the United States Military Academy at West Point (B.S. 1957), Penn State University (M.S. 1963), the University of Southern California (M.S. 1973) and the National War College (1977).

Current Class III Directors

         George Allen, Esq. is a partner of the law firm of McGuire Woods Battle & Boothe, LLP. Mr. Allen was Virginia's 67th governor from 1994-1998, during which period state taxes were cut by $1 billion, $14 billion in new investments were made in the state resulting in 300,000 net new private sector jobs. Mr. Allen's term in office also was noted for comprehensive reforms in primary and secondary education, the abolition of parole, reform of the juvenile justice systems and the replacement of the welfare system with reforms which promote work ethic and personal responsibility. Prior to serving as Governor of Virginia, Mr. Allen was a member of the U.S. House of Representatives in 1991 and a member of the Virginia House of Delegates from 1983-1991. Mr. Allen is a member of the Board of Directors of Commonwealth Biotechnology, Inc. Mr. Allen is a graduate of the University of Virginia at Charlottesville (B.A. 1974), with distinction, and received his law degree from the University of Virginia at Charlottesville (J.D. 1977).

         Edward G. Newman has been the Company's President since March 1993, Chief Executive Officer and Chairman of the Board of Directors since December 1994, and a director since 1990. Mr. Newman served as Treasurer of the Company from 1993 to 1994. From 1984 to 1992 Mr. Newman was President of ElectroTech International Corporation, a software consulting firm. From 1973 to 1981 Mr. Newman was employed by Xerox Corporation in several management positions in office systems strategy, legal systems and international financial systems. Mr. Newman served with the Central Intelligence Agency from 1966 to 1972. Mr. Newman also has been an Executive Vice President of Tech International since 1990, and a director and Chief Executive Officer of Tech Virginia since 1994. See "Certain Transactions." Mr. Newman is a graduate of the University of Maryland (B.A.
1971) and the University of New Haven (M.B.A. 1984). Mr. Newman is the brother of Steven A. Newman, M.D., a director of the Company.

         Steven A. Newman, M.D. has been a director of the Company since January 1995, a consultant to the Company since January 1996 and Vice Chairman of the Board of Directors since August 1997. See "Business - Employees and Consultants." Dr. Newman was Executive Vice President and Secretary of the Company from December 1994 through October 1995. Dr. Newman also provides business, management and administrative consulting services to various medical and business groups. Dr. Newman was President and Chief Executive Officer of Fed American, Inc., a mortgage banking firm, from 1988 to 1991. Dr. Newman has been a director of Tech Virginia since 1994. See "Certain Transactions." Dr. Newman is a graduate of Brooklyn College (B.A. 1967) and the University of Rochester (M.D. 1972). Dr. Newman is the brother of Edward G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors.

         James J. Ralabate, Esq. has been a director of the Company since January 1995 and served as the Company's Secretary until August 1997. Mr. Ralabate has been in the private practice of patent law since 1982. Prior to that time, Mr. Ralabate was General Patent Counsel for Xerox Corporation, responsible for worldwide patent licensing and litigation, and an examiner for the Patent Office. Mr. Ralabate is intellectual property counsel to the Company, and is a graduate of Canisius College (B.S. 1950) and The American University (J.D. 1959).

Advisory Board

         The Advisory Board was established to provide council and support to the Board of Directors. The Advisory Board is established annually by the Board of Directors and the members are appointed by the Board of Directors. Its members include:

         Lawrence Berk is currently Senior Managing Director of Brill Securities. He has been a money manager and has structured and advised companies on financings and strategic planning, having held executive positions with various investment banking firms, including Oppenheimer & Co. where he was a partner. Mr. Berk has also held many leadership roles in the entertainment business. He served as a member of the Board of the Actors Studio for 15 years where he produced plays; he was a founding Chairman of the Veterans Ensemble Theatre, a group of writers, actors and directors from the Vietnam war; he was on the Board of the Association of American Dance Companies; and he was a trustee of the Manhattan Theatre Club. Mr. Berk is a member of the Financial Investment Analyst Association and the Regional Investment Bankers Association.

         Wayne Coleson is at present and since 1994 has been the President and a Director of Avalon Capital, Inc., a Director of Settondown Capital International, Ltd. and a Director of Manchester Asset Management, Ltd., each of which is an investment company which invests in and structures private placement transactions. Mr. Coleson is a founder of all three companies. During the last three years Mr. Coleson completed over 75 transactions resulting in $500 million of investments. Prior to these activities Mr. Coleson was affiliated with Shoreline Pacific Institutional Finance, Laffer-Warren Investment Brokers and Lehman Brothers, during which period Mr. Coleson had extensive roles in structuring, evaluating, negotiating and raising capital for small to micro-cap companies in the United States and Europe. Mr. Coleson graduated from the University of Georgia in 1985 with a B.A. in Political Science.

         Dr. Andrew Heller has been an advisor to the Board of Directors since 1995. Since 1989 Dr. Heller has been Chairman and Chief Executive Officer of Heller Associates, a consulting firm to high technology companies. From 1990 to 1993 Dr. Heller was Chairman and Chief Executive Officer of Hal Computer Systems, Inc., a software and hardware systems development company. From 1966 to 1989 Dr. Heller was employed by IBM (where he was the youngest person ever to be selected as an IBM Fellow) in a variety of positions including Corporate Director of Advanced Technology Systems, member of the Executive Committee on Technology, member of the Technical Review Board, and General Manager, Advanced Workstation Independent Business Unit. While at IBM, Dr. Heller created and ran the business unit that created the AIX (UNIX) operating system for IBM and the RISC RS/6000 family of workstations and servers, from which the current Power PC was developed. Dr. Heller is a director of Rambus, Inc., Cross/Z, Inc., Network Translation, Inc., EPR, Inc., Eco Instrumentation, Inc. and UDI Software, Inc. Dr. Heller has a three-year consulting agreement with the Company whereby Dr. Heller has agreed to provide strategic planning, business management, strategic product development and market and financial introduction services to the Company.

         Maarten Heybroek has been an advisor to the Board of Directors since 1992. Since 1986, Mr. Heybroek has been employed by Citibank, as Chief of Staff and Controller for consumer banking activities in Central Europe and, most recently, as Director, Compliance and Risk Management for Citibank's United States consumer banking operations. Prior to that time, Mr. Heybroek was Director, Finance-European Operations and then Director, Corporate Finance for Intergraph Corporation, a publicly-traded computer hardware and software firm, and with Xerox Corporation in a variety of financial and management positions. Mr. Heybroek is a graduate of Pace University.

         Vice Admiral  Stephan F. Loftus  (ret.)  retired from the United States
Navy in May of 1994. Prior to that he served as the Deputy Chief of Naval Operations (Logistics). Vice Admiral Loftus held previous positions with the U.S. Navy as Commander, Fleet Air Mediterranean; Director, Office of Budget and Reports; and Director, Office of Program Appraisal. Vice Admiral Loftus presently serves as Executive Vice President of Quarterdeck Investment Partners, Inc. (specializing in
                                      -11-
merger/acquisitions) and The Spectrum Group (a strategic planning group). He consults for Lockheed Martin Corporation, SAIC, Johns Hopkins University - Applied Physics Lab, Systems Planning Corporation, and Global Planning Corporation. He is on the Board of Directors of AMSEC, Inc. and LLD, Inc., and serves as a member of the Logistics Panel for the Defense Science Board. Also, Admiral Loftus serves as the Chairman of the Board of Trustees at NMCCG Foundation.

         General Richard H. Thompson (ret.) retired from the U.S. Army in 1987 after 43 years of service. His last assignment was as the Commander of the U.S. Army Material Command, an organization of 132,000 personnel at 171 locations worldwide with an annual budget in excess of $35 billion. Since his retirement, General Thompson has served on the Board of Directors of several companies, has consulted with many others, and has participated as a member of several Study Groups for the National Academy of Sciences and the House of Representatives. He is currently the Chairman and Chief Executive Officer and actively engaged in the operations of three companies he has established: Thompson Delstar Inc., TMI Asia, and TDIS.

Compensation of Directors

         The Company currently does not pay or accrue salaries or consulting fees to outside directors for each board or committee meeting attended. While it is the Company's intention to establish such payments eventually, it does not currently anticipate doing so. Any payments when implemented will be comparable to those made by companies of similar size and stage. Directors receive a grant of options for 50,000 shares of Common Stock upon election to the Board of Directors and are entitled for each full year of service, commencing with those directors who were elected at the 1997 Annual Meeting, to receive a grant of options to purchase 10,000 shares of Common Stock which vests at the end of such year of service. The Company also has adopted an Omnibus Stock Incentive Plan and the 1997 Stock Incentive Plan in which directors are eligible to participate. See "Executive Compensation - Omnibus Stock Incentive Plan; -- 1997 Stock Incentive Plan." Steven A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation -- Consulting Agreements."

Certain Information About the Board of Directors and Committees of the Board

         The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 1997, the Board of Directors of the Company held six (6) meetings. All of the directors attended all meetings of the Board except that Keith P. Hicks, Esq., Phillip E. Pearce and James J. Ralabate, Esq., each missed one meeting. The Board has established Audit, Compensation and Nominating Committees.

         The functions of the Audit Committee include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and to report to the Board periodically with respect to such matters. The Audit Committee currently consists of Keith P. Hicks, Dr. Steven A. Newman and Phillip E. Pearce. The Audit Committee met once, and from time to tome had informal discussions, during the fiscal year ended December 31, 1997.

         The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company and to administer the 1996 Omnibus Stock Incentive Plan and the 1997 Stock Incentive Plan. The Compensation Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. The Compensation Committee met three times during the fiscal year ended December 31, 1997.

         The function of the Nominating Committee is to select and recommend to the Board of Directors appropriate candidates for election to the Company's Board of Directors. The Nominating Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq.

                             SECTION 16(a) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         Summary Compensation Table. The following sets forth the annual and long-term compensation for services in all capacities to the Company (i) for the fiscal year ended December 31, 1997, for the fiscal year ended December 31, 1996, for the nine month transitional year ended December 31, 1995 and the fiscal year ended March 31, 1995 of Edward G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors, and (ii) for the fiscal years ended December 31, 1997 and December 31, 1996, and for the transitional year dated December 31, 1995 and the fiscal years ended March 31, 1995 of John P. Moynahan, the Company's former Senior Vice President, Chief Financial Officer, Treasurer and director. Mr. Moynahan resigned from his various positions with the Company effective June 3, 1998. No other officer of the Company received annual salary and bonus exceeding $100,000 during the relevant periods.
                                      -13-




                           SUMMARY COMPENSATION TABLE



                                                                                    Long Term
                                                                                   compensation
                                                                                    awards(1)
                                                     Annual compensation (1)      --------------
  Name and                                        ----------------------------        Options         All other
principal position                      Year          Salary            Bonus        (Shares)        compensation
------------------                    ---------   --------------       -------    --------------   ----------------

Edward G. Newman                           1997         $211,211(1)     $- 0 -             - 0 -          $43,600 (2)
President and Chief Executive Officer      1996         $149,635(1)     $- 0 -             - 0 -             $- 0 -
  and Chairman of the Board of             1995*        $112,500        $- 0 -             - 0 -             $- 0 -
  Directors                                1995         $ 68,750        $- 0 -             - 0 -             $- 0 -

John F. Moynahan                           1997         $142,083        $- 0 -             - 0 -          $15,465 (2)
Senior Vice President, Chief Financial     1996         $139,688        $- 0 -             - 0 -             $- 0 -
  Officer and Treasurer
                                           1995*        $105,000        $- 0 -             - 0 -             $- 0 -
                                           1995         $ 64,167        $- 0 -         200,000               $- 0 -

------------
*   Transitional year ended December 31, 1995.
(1)      Compensation  does not include (i) $50,000 and $50,084  paid to Frances
         C. Newman, wife of Edward G. Newman in 1997 and 1996, respectively, and
         (ii)$87,314 paid by Tech of Virginia in 1997 and 1996, as payment of accrued salaries and expenses.

(2)      Includes   payment  of  non-accountable  expense  allowances  and   car
         allowances.

         Option Grants Table. The following table sets forth information on grants of stock options during fiscal 1997 to executive officers and directors of the Company. All such options are exercisable to purchase shares of Common Stock.


                                                   Percent of total
                                  Options         options granted to      Exercise or
                                  granted          officers/directors      base price
Name                              (shares)              in year           ($/Share)     Expiration date
----                          ---------------   ---------------------   -------------- -----------------

Steven A. Newman                       50,000           18.5%              $2.6125     January 2, 2007
                                       60,000           22.2%              $2.8125     August 28, 2007
Eugene J. Amobi                        10,000           3.7%               $2.8125     August 28, 2007
Keith P. Hicks, Esq.                   10,000           3.7%               $2.8125     August 28, 2007
Phillip E. Pearce                      10,000           3.7%               $2.8125     August 28, 2007
James J. Ralabate, Esq.                10,000           3.7%               $2.8125     August 28, 2007
Lt. Gen. Harry E. Soyster              10,000           3.7%               $2.8125     August 28, 2007
Kaz Toyosato                           50,000           18.5%              $2.8125     August 28, 2007
Martin Eric Weisberg, Esq.             50,000           18.5%              $1.6875     August 28, 2007
                                       10,000           3.7%               $2.8125     August 28, 2007



         Fiscal Year-End Options/Option Values Table.


                                               Number of Securities                   Value of Unexercised
                                          underlying unexercised options              in-the-money options
                                                at fiscal year-end                   at fiscal year-end ($)
                                       ------------------------------------   -------------------------------------
Name                                     Exercisable        Unexercisable        Exercisable        Unexercisable
----                                   ----------------    ----------------   -----------------   -----------------

Steven A. Newman                             110,000               0                   0                   0
Eugene J. Amobi                               60,000               0                   0                   0
Keith P. Hicks, Esq.                          60,000               0                   0                   0
Phillip E. Pearce                             60,000               0                   0                   0
James J. Ralabate, Esq.                       60,000               0                   0                   0
Lt. Gen. Harry E. Soyster                     60,000               0                   0                   0
Kaz Toyosato                                  50,000               0                   0                   0
Martin Eric Weisberg, Esq.                    60,000               0                   0                   0

         None of the foregoing options were exercisable within 60 days of December 31, 1997.

         The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

Profit Sharing Program

         The Company may establish a profit sharing program to be administered by the Board of Directors. Under this program, which will remain in effect for five years unless extended by the Board of Directors, executives, key employees and consultants will be eligible to participate in a cash bonus pool. The amount of the cash bonus pool will be determined annually and will be up to 10% of the amount by which the Company's pretax income exceeds 10% of stockholders' equity.

Employment Agreements

         The Company has entered into an employment agreement with Edward G. Newman which provides for a three-year term through December 31, 1998; initial annual base compensation of $150,000 subject to a minimum annual increase to $198,000 on January 1, 1997 and of at least the annual increase in the United States Consumer Price Index ("CPI") plus two percent annually thereafter, an annual cash bonus in an amount to be determined by the Board of Directors; and a $2,000,000 life insurance policy payable to his designated beneficiaries. Mr. Newman received payments in 1997 for accrued salaries and expenses related to his employment with Tech Virginia and continues to provide services to Tech Virginia without contract at a fixed payment of $1,000 per month with a $650 automobile allowance per month. The employment agreement with Mr. Newman also entitles him to participate in all benefits which the Company may offer to its executive officers and employees, as a group. The Company anticipates that such benefits will include an automobile, health insurance and expense reimbursement. The employment agreement automatically renews for an additional three-year term unless terminated in writing by either party on or before October 31,

1998. The employment agreement also provides for termination at the option of Mr. Newman in the event of a change of control (which is defined as Mr. Edward Newman ceasing to serve as either the Chairman of the Company's Board of Directors or its President and Chief Executive Officer) and that upon any such termination Mr. Newman is entitled to at least two years of annual compensation under his employment agreement.

         Mr. Toyosato is employed pursuant to a three-year Employment Agreement with a term expiring on March 3, 2000. The Employment Agreement provides for an annual salary of $153,575.23.

Omnibus Stock Incentive Plan

         The 1996 Omnibus Stock Incentive Plan (the "1996 Incentive Plan") was adopted by the Company's Board of Directors effective January 1, 1996. The 1996 Incentive Plan provides for the granting of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights ("SARs") and grants of shares of Common Stock subject to certain restrictions ("Restricted Stock") up to a maximum of 650,000 shares to officers, directors, employees and others. Incentive Stock Options can be awarded only to employees of the Company at the time of the grant. No options, SARs or restricted stock ("Restricted Stock") may be granted under the 1996 Incentive Plan subsequent to December 31, 2006. To date, options have been granted to purchase all of the 650,000 shares of Common Stock reserved for issuance under the 1996 Incentive Plan.

         The 1996 Incentive Plan is administered by the Compensation Committee of the Board of Directors (subject to the authority of the full Board of Directors), which determines the terms and conditions of the options, SARs and Restricted Stock granted under the 1996 Incentive Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. currently are the members of the Compensation Committee.

         The exercise price of all Incentive Stock Options granted under the 1996 Incentive Plan must equal at least the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company ("Substantial Stockholders"), the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the 1996 Incentive Plan shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under 1996 the Incentive Plan may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The 1996 Incentive Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

         The  1996  Incentive  Plan  provides  the  Board  of  Directors  or the
Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, all options terminate and no longer are exercisable unless termination is due to death or disability, in which case the options are exercisable within one year of termination. The Compensation Committee has granted extensions of the period before which options may be exercised for certain terminated employees.

         The 1996 Incentive Plan provides that upon a change in control of the Company, all previously granted options and SARs immediately shall become exercisable in full and all Restricted Stock immediately shall vest and any applicable restrictions shall lapse. The 1996 Incentive Plan defines a change of control as the consummation of a tender offer for 25% or more of the outstanding voting securities of the Company, a merger or consolidation of the Company into another corporation less than 75% of the outstanding voting securities of which are owned in aggregate by the stockholders of the Company immediately prior to the merger or consolidation, the sale of substantially all of the Company's assets other than to a wholly-owned subsidiary, or the acquisition by any person, business or entity other than by reason of inheritance of over 25% of the Company's outstanding voting securities. The change of control provisions of the 1996 Incentive Plan may operate as a material disincentive or impediment to the consummation of any transaction which could result in a change of control.

         The 1996 Incentive Plan provides the Board of Directors or the Compensation Committee discretion to grant SARs in connection with any grant of options. Upon the exercise of a SAR, the holder shall be entitled to receive a cash payment in an amount equal to the difference between the exercise price per share of options then exercised by him and the fair market value of the Common Stock as of the exercise date. The holder is required to exercise options covering the number of shares, which are subject to the SAR so exercised. SARs are not exercisable during the first six months after the date of grant, and may be transferred only by will or the laws of descent and distribution.

         The 1996 Incentive Plan also provides the Board of Directors or the Compensation Committee discretion to grant to key persons shares of Restricted Stock subject to certain limitations on transfer and substantial risks of forfeiture.

1997 Stock Incentive Plan

         The 1997 Stock Incentive Plan (the "1997 Incentive Plan") was adopted by the Company's Board of Directors on April 10, 1997. The 1997 Incentive Plan provides for the granting of Incentive Stock Options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, SARs and grants of shares of Common stock subject to certain restrictions (collectively, "Awards") up to a maximum of 1,650,000 shares to officers, directors, key employees and others. Incentive Stock Options can be awarded only to employees of the Company at the time of the grant. No ISO may be granted under the 1997 Incentive Plan after April 9, 2007.

         The 1997 Incentive Plan is administered by the Board of Directors or a Committee of the Board of Directors, which determines the terms and conditions of the Awards granted under the 1997 Incentive Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. currently are the members of the Committee.

         The exercise price of all Incentive Stock Options granted under the 1997 Incentive Plan must equal at least the fair market value of the Common Stock on the date of grant. In the case of Substantial Stockholders, the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the 1997 Incentive Plan shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under the 1997 Incentive Plan may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The 1997 Incentive Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

         The 1997 Incentive Plan provides the Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, options may be exercised only to the extent exercisable on the date of such termination (within three months), but not thereafter, unless termination is due to death or disability, in which case the options are exercisable within one year of termination.

         The 1997 Incentive Plan provides the Committee discretion to grant SARs to key employees, consultants and directors. Promptly after exercise of a SAR the holder shall be entitled to receive in chase, by check or in shares of Common Stock, an amount equal to the excess of the fair market value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares, which shall be determined by the Committee

         The 1996 Incentive Plan also provides the Committee discretion to grant to key persons shares of restricted stock subject to certain contingencies and restrictions as the Committee may determine.

         As of December 31, 1997 a total of 1,777,430 options were outstanding. Each of the outstanding options has an exercise price at least equal to the fair market value of the Common Stock on the date of grant with the exception of 200,000 shares which are subject to acquisition by an officer of the Company and 50,000 shares which are subject to acquisition by an employee of the Company at $0.0l per share over the period 1995 through 1999. As of December 31, 1997, there were no SARs outstanding and there has been one grant of Restricted Stock of 10,000 shares of Common Stock to a former officer of the Company.

Escrowed Shares

         As a condition to the Company's initial public offering (the "IPO"), Royce Investment Group, the Representative of the several underwriters (the "Representative"), required certain of the Company's stockholders to deposit a total of 1,800,000 shares of Common Stock (the "Escrowed Shares"), in escrow pursuant to an escrow agreement with Continental Stock Transfer & Trust Company, the escrow agent and the Representative. Of such Escrowed Shares, 1,707,210 shares are owned by officers and directors of the Company. The Escrowed Shares are subject to incremental release to the depositing stockholders based upon the Company's total revenues and net earnings (loss) for the 12-month periods ending September 30, 1997, 1998 and 1999. The Escrowed Shares will be released in the amounts set forth below only upon the achievement by the Company of the following Performance Targets:

                  - 300,000 shares if the Company achieves gross revenues of at least $20,000,000 and a net loss, if any, not in excess of $500,000 for the 12 months ending September 30, 1997;

                  - 750,000 shares if the Company achieves gross revenues of at least $45,000,000, and earnings per share of at least $1.00 for the 12 months ending September 30, 1998; and

                  - 750,000 shares if the Company achieves gross revenues of at least $90,000,000 and earnings per share of at least $1.25 for the 12 months ending September 30, 1999.

         Notwithstanding the foregoing, if at any time the closing bid price of the Common Stock reported on The Nasdaq SmallCap Market equals or exceeds $11.00 per share for 25 consecutive trading days or for 30 out of 35 consecutive trading days (the "Nasdaq Price Target") during the period ending September 30, 1999, all Escrowed Shares then remaining in escrow will be released from the escrow and returned to the stockholders.

         The Escrowed Shares will be subject to incremental release only in the event the Company achieves the Performance Targets in the 12 months ending September 30, 1997, 1998 and/or 1999. In addition, upon achieving the Nasdaq Price Target at any time during the period ending on or prior to September 30, 1999 all then Escrowed Shares will be released. If the Performance Targets are not met in any of the relevant 12-month periods (and the price of the Common Stock has not met or exceeded the price described above prior to the expiration of the applicable 12-month period), the Escrowed Shares in the amounts stated above will be returned to the Company and canceled. Pursuant to such agreement, 300,000 shares of the Company's Common Stock have been returned to the Company and canceled for failure to meet the required Performance Target for the 12 months ending September 30, 1997. The earnings per share calculation will be based on the fully diluted earnings per share, but excluding shares issued pursuant to the Unit Purchase Option granted to the Representative, extraordinary items, or any compensation expense charged to the Company related to the release of the Escrowed Shares. The determination of earnings per share will be made in accordance with generally accepted accounting principles and will be based on the financial statements of the Company filed pursuant to the Securities Exchange Act of 1934, as amended. Escrowed Shares are not transferable or assignable although they may be voted by the holder.

         The Performance Targets and the Nasdaq Price Target were determined by negotiation between the Company and the Representative and do not imply or predict any future performance by the Company. The market value of any Escrowed Shares held by officers, employees or consultants at the time they are released will be deemed to be additional compensation expense to the Company. Upon such an occurrence the Company will recognize a potentially material charge to income which could reduce or eliminate earnings, if any. The amount of compensation expense recognized by the Company will not affect the Company's total stockholders' equity or working capital.

         Given the expected start of volume production in the current quarter, the Company's management believes that it is likely that the Company's gross revenues and allowable losses will not meet the Performance Targets for the 12-month period ending September 30, 1998. Accordingly, the release of the Escrowed Shares for this period is only likely if the stock price equals or exceeds $11.00 for 25 consecutive trading days or 30 out of 35 consecutive trading days prior to September 30, 1997. If conditions are not met for release from escrow, then 750,000 Escrowed Shares of stock will be returned to the Company on September 30, 1998 and canceled, resulting in no earnings impact and a commensurately lower number of outstanding shares.

Consulting Agreements

         The Company and Dr. Steven A. Newman entered into a Consulting Agreement dated as of January 1, 1996, as amended January 1, 1997. Pursuant to the Consulting Agreement, Dr. Newman will provide consulting services which includes, among other things, the review and assistance in the preparation of the Company's business strategies, assisting with the recruitment and hiring of key executives and provide advice regarding financing, contracting, management, overseas operations, strategic alliances and ventures. The annual consulting fee is $150,000 payable on a monthly basis. The Consulting Agreement also provides for additional compensation, as determined by the Company's Compensation Committee, for services by Dr. Newman in connection with the successful completion of financings, mergers, acquisitions, dispositions, joint ventures and other material transactions. The term of the Consulting Agreement is four years terminating on December 31, 2000 unless renewed by the parties.

         In 1996, the Company entered into a two-year consulting agreement with Victor J. Lombardi whereby Mr. Lombardi agreed to provide business development and marketing services to the Company in exchange for warrants which entitle Mr. Lombardi to purchase 100,000 shares of Common Stock at $6.00 per share through December 31, 1999.

         In May 1995, the Company entered into a three-year consulting agreement with Dr. Andrew Heller whereby Dr. Heller agreed to provide strategic planning, business management, strategic product development and market and financial introductions services to the Company. In consideration of services rendered by Dr. Heller to the Company prior to that time and as an inducement to enter into the consulting agreement, Dr. Heller was granted 100,000 shares of Common Stock which were valued at $5.00 per share for financial reporting purposes.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of Lt. Gen. Harry E. Soyster (Ret.), Dr. Steven A. Newman and Martin Eric Weisberg, Esq. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

         Overview and Philosophy

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

                  *   Support the achievement of desired Company performance
                  * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the technology and software industries, as well as with a broader group of companies of comparable size and complexity.

         Executive Officer Compensation Program

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company.

         Base Salary

         Base  salary   levels  for  the   Company's   executive   officers  are
competitively set relative to companies in the health care industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

         Stock Option Program

         The stock option program is the Company's long-term incentive plan for providing an incentive to officers, directors, employees and others.

         Both the 1996 Incentive Plan and the 1997 Incentive Plan authorize the Compensation Committee to award officers, directors, employees and others stock options. Options granted under such Plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that each Plan requires that exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

         Benefits

         The Company provides to executive officers, medical and pension benefits that generally are available to Company employees.

         Bonus

         The Company provides to certain executive officers bonuses based on performance and/or a change of control of the Company.

         Chief Executive Officer Compensation

         Mr. Edward G. Newman was appointed to the position of Chief Executive Officer in March 1993. The Company has entered into an employment agreement with Edward G. Newman which provides for a three-year term through December 31, 1998; initial annual base compensation of $150,000 subject to a minimum annual increase to $198,000 on January 1, 1997 and of at least the annual increase in the CPI plus two percent annually thereafter, an annual cash bonus in an amount to be determined by the Board of Directors; and a $2,000,000 life insurance policy payable to his designated beneficiaries. The employment agreement with Mr. Newman also entitles him to participate in all benefits which the Company may offer to its executive officers and employees, as a group.

                                       Dr. Steven A. Newman
                                       Lt. Gen. Harry E. Soyster (Ret.)
                                       Martin Eric Weisberg, Esq.
                                       Members of the Compensation Committee

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with transactions described below, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. In each instance described below, the disinterested directors (either at or following the time of the transaction) reviewed and approved the fairness and reasonableness of the terms of the transaction. The Company believes that each transaction was fair and reasonable to the Company and on terms at least as favorable as could have been obtained from non-affiliates. Transactions between any corporation and its officers and directors are subject to inherent conflicts of interest.

Tech International and Tech Virginia

         Since December 1992, the Company has maintained various business relationships with Tech International and since 1994, with Tech Virginia. Tech International operates a computer software and consulting business. Until December 30, 1994, Tech International's Virginia operations were conducted through its Virginia business unit. In December 30, 1994, Tech International spun-off the Virginia business unit (the "Spin-Off") as Tech Virginia. Edward G. Newman, a principal stockholder, director and the Chairman, President and Chief Executive Officer of the Company and Steven A. Newman and Eugene J. Amobi, directors of the Company, were the stockholders, and continue as officers and directors of Tech Virginia. Eugene J. Amobi is the sole director and stockholder of Tech International.

Management Personnel Agreements with Tech Virginia

         Messrs. Edward G. Newman, Steven A. Newman and Eugene Amobi each had employment agreements with Tech Virginia under which each of them was entitled to a salary and each was eligible to receive certain bonuses. The agreements with Messrs. Edward G. Newman and Steven A. Newman required each of them to devote only reasonable time and attention to Tech Virginia, provided their activities for Tech Virginia did not interfere with their obligations to the Company. Upon the acquisition of Tech Virginia by the Company, such employment agreements were terminated by agreement with Messrs. Newman, Newman, and Amobi. Messrs. Newman, Newman and Amobi have continued to provide services to Tech Virginia since the acquisition without contract but under similar terms and conditions as their terminated agreements.

Consulting Agreement

         Steven A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation - Consulting Agreements."

Legal Services

         James J. Ralabate, Esq. was paid $275,548 in fees and disbursements for legal services rendered to the Company for the year ended December 31, 1997.

         Parker Chapin Flattau & Klimpl, LLP, the law firm where Martin Eric Weisberg, Esq. is a partner, was paid $137,346.15 in fees and disbursements for legal services rendered to the Company for the year ended December 31, 1997.

                           THE ANTI-TAKEOVER PROPOSALS

         Proposals 2 through 8 in this Proxy Statement are proposals to amend the Company's Certificate of Incorporation, as amended to date (the "Certificate of Incorporation"), and Bylaws, as amended to date (the "Bylaws"), which amendments, as discussed below, may have certain anti-takeover effects. The following section discusses the general consequences to stockholders of the Company of these proposals and should be read in conjunction with the individual discussions with respect to each proposal.

         The Board of Directors has evaluated the potential vulnerability of the Company's stockholders to the threat of unfair or coercive takeover tactics and, although the Board of Directors is not currently aware of any such threat, has considered the range of possible responses to any such threat. The Board has unanimously approved, and recommends to the Company's stockholders for their approval, the amendments to the Certificate of Incorporation and Bylaws described in Proposals 2 through 8 set forth below. Proposals 2 through 8 are referred to collectively as the "Anti-Takeover Amendments." Approval of the Anti-Takeover Amendments requires the affirmative vote of holders of a majority of the outstanding Common Stock.

                          THE ANTI-TAKEOVER AMENDMENTS

         The Anti-Takeover Amendments involve related amendments to the Certificate of Incorporation and Bylaws designed to assist the Company's stockholders in obtaining fair and equitable treatment in the event of a threatened takeover of the Company. The Anti-Takeover Amendments, if approved, will: (i) provide for an advance notice procedure for the submission by stockholders of director nominations and other business to be considered at any annual meetings of stockholders; (ii) permit only the President, the Vice Chairmen of the Board, the Secretary or the Board of Directors to call special meetings of stockholders and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the discretion of the Board of Directors; (iii) provide that a member of the Board of Directors may only be removed by the stockholders of the Company for cause by an affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock; (iv) fix the size of the Board of Directors at a maximum of twelve directors, with the authorized number of directors set at ten, and give the Board of Directors the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors; (v) provide that any vacancy on the Board of Directors may be filled for the unexpired term (or for a new term in the case of an increase in the size of the board) only by an affirmative vote of at least a majority of the remaining directors then in office even if less than a quorum, or by the sole remaining director; (vi) eliminate stockholder action by written consent; (vii) require the approval of holders of 80% of the then outstanding Voting Stock and/or the approval of 2/3 of the directors of the Company for certain corporate transactions; and (viii) require an affirmative vote of 662/3% of the Voting Stock in order to amend or repeal any adopted amendments to the Certificate of Incorporation and Bylaws proposed herein.

         The Anti-Takeover Amendments are not in response to any effort, of which the Company is aware, to accumulate Common Stock or to obtain control of the Company. The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of "two-tiered" pricing. In addition, persons who do not intend to gain control of companies use the threat of takeover bids to force the companies to repurchase their shares at a premium or temporarily drive up the market price of their stock. The Board believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources and result in unfair differences in treatment of stockholders who act immediately in response to announcements of takeover activity and those who choose to act later, if at all. The Anti-Takeover Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board.

         While the Anti-Takeover Amendments, individually and collectively, give added protection to the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy contest, even if such transaction or event may be favorable to the interests of some or all of the Company's stockholders. The Anti-Takeover Amendments also may delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the Anti-Takeover Amendments may have the effect of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock. By discouraging takeover attempts, the Anti-Takeover Amendments also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.

         The Board recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Anti-Takeover Amendments. The Board further believes that it is preferable to act on the proposed Anti-Takeover Amendments when they can be considered carefully rather than hastily during an unsolicited bid for control. Under Delaware law, each of the proposed Anti-Takeover Amendments described in Proposals 2 through 8 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock. All of the proposals are permitted under applicable Delaware law.

         If stockholders approve any or all of the Anti-Takeover Amendments, the Company will file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation that reflects the amendments which have been approved containing the provisions as set forth under each proposal. The approved amendments to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate with respect to such amendment, and the approved amendments to the Bylaws will become effective immediately upon such approval. Each of the Anti-Takeover Amendments adopted by the Company's stockholders at the Meeting will become effective regardless of whether any of the other Anti-Takeover Amendments to be acted upon at the Meeting is adopted.

         Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed Anti-Takeover Amendments before voting on the Anti-Takeover Amendments.

                           OTHER ANTI-TAKEOVER DEVICES

Existing Anti-Takeover Provisions of the Certificate of Incorporation and Bylaws

         In addition to the proposed Anti-Takeover Amendments, an existing provision of the Certificate of Incorporation may be deemed to be an anti-takeover device which could be utilized as a method of discouraging, delaying or preventing a change in control of the Company or diluting the public ownership of the Company, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders. The Certificate of Incorporation currently authorizes the Board to issue 6,000,000 shares of preferred stock having such rights, preferences and privileges as designated from time to time by the Board (the "Preferred Stock") without stockholder approval. Accordingly, the Board is empowered to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Common Stock. As of the current date, the Board has authorized the issuance of 3,000 shares of Class A Preferred Stock, 4,180 shares of Class B Preferred Stock, and 375 shares of Class C Preferred Stock, each in connection with a private placement of the Company's securities.

         Under certain circumstances, the Company could use the Preferred Stock or currently authorized but unissued shares of Common Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company or to dilute the public ownership of the Company and thereby to protect the continuity of the Company's management. The Company could also privately place any such shares with purchasers who might favor the Board or management in opposing a hostile takeover bid or adopt a stockholder rights plan, commonly referred to as a "poison pill". The Company has no present knowledge of any such takeover efforts.

         At the last Annual Meeting of Shareholders held on August 28, 1997, the shareholders of the Company approved an amendment to Section 2.1 of Article II of the Bylaws of the Company to provide for the division of the Board of Directors into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors will be elected each year. With a classified Board of Directors, it will generally take a stockholder two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock by potential
                                      -26-
acquirors because its provisions could operate to prevent obtaining control of the Board in a relatively short period of time.

         Other than existence of (i) the authority to issue classes of Preferred Stock, (ii) authorized but unissued Common Stock, and (iii) a classified Board of Directors, the Certificate of Incorporation and Bylaws do not currently contain any other anti-takeover provisions, and no such other provisions are currently contemplated, other than the proposals contained herein.

         While Delaware General Corporation Law ("Delaware GCL") Section 214 provides that a corporation's certificate of incorporation may provide for cumulative voting, such voting is not provided for under the Certificate of Incorporation. Therefore, the holders of a majority of the shares of Common Stock can elect all of the directors being elected at any annual meeting of stockholders.

         Section 203 of the Delaware GCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly-held Delaware corporation and an "interested stockholder". See Proposal 7 for a summary description of Section 203 of the Delaware GCL.

                       ----------------------------------
                                   PROPOSAL 2
                                ADVANCE NOTICE OF
                                   STOCKHOLDER
                            NOMINATIONS AND PROPOSALS
                     --------------------------------------

Advance Notice of Nominations and Proposals

         The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws requiring that stockholders submit director nominations and other business to be considered at annual meetings of stockholders in accordance with a specific advance notice procedure. No such procedure is currently provided for in either the Certificate of Incorporation or the Bylaws. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 2

         The proposed amendments will provide a detailed and circumscribed notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure"). The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely prior written notice to the Corporate Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The Business

Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting. To be timely, notice for nominations or stockholder proposals must be received by the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs.

         Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person.

         Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about such proposal and about the stockholder who proposes to bring the proposal before the meeting.

         The purpose of the Nomination Procedure is, by requiring a specified amount of advance notice of nominations by stockholders, to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and, to the extent deemed necessary or desirable by the Board, to inform stockholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring a specified amount of advance notice of stockholder proposals, to provide a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the Board, to provide the Board with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or (ii) inform stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation or the Board's position or belief as to action to be taken with respect to such proposal, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board as to the disposition of any such proposal.

         Although the amendment does not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders, the amendment may have the effect of precluding or making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting because of the difficulty of the procedures to be followed, and may discourage a stockholder from conducting a solicitation of proxies to elect such stockholder own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its stockholders. For these reasons, this Proposal may have an anti-takeover effect, particularly when combined with Proposal 3 below. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 2, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolution

         "RESOLVED, that the Certificate of Incorporation of the Corporation be amended by adding a new Article ELEVENTH, which shall be and read as follows:

         ELEVENTH: Subject to the rights of holders of any class or series of Preferred Stock,

                  (i) nominations for the election of directors, and (ii) business proposed to be brought before an annual meeting of stockholders may be made by the Board of Directors or committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any such stockholder may nominate one or more persons for election as directors at an annual meeting or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of his or her intent to make such nomination or nominations or to propose such business. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary shall set forth:

                  (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                  (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors, and such other information about the nominee as the Board of Directors deems appropriate, including, without limitation, the nominee's age, business and residence addresses, principal occupation and the class and number of shares of Common Stock or other capital stock of the Company beneficially owned by the nominee, or such other information about the business to be proposed and about the stockholder making such business proposal before the annual meeting as the Board of Directors deems appropriate, including, without limitation, the class and number of shares of Common Stock or other capital stock beneficially owned by such stockholder; and

                  (e) if applicable, the consent of each nominee to serve as director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         RESOLVED,  that  Article  I of the  Bylaws be  amended  by adding a new
Section 1.8 containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 2.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 2

                  --------------------------------------------
                                   PROPOSAL 3
                           LIMITATIONS ON STOCKHOLDERS
                             WITH RESPECT TO SPECIAL
                                    MEETINGS
                  ---------------------------------------------

Ability to Call Special Meetings of the Stockholders

         Article I, Section 1.2 of the Bylaws currently provides that special meetings of stockholders may be called by the President, the Secretary or by a majority of the Board of Directors. The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation to include the foregoing provision and to expand such provision to provide that stockholders of the Company are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders and that the business permitted to be conducted at such meetings be limited to that brought before the meetings by or at the direction of the Board. A corresponding amendment to the Bylaws has also been adopted, subject to stockholder approval. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 3

         The proposed amendments will provide for the orderly conduct of all Company affairs at special meetings of stockholders. Accordingly, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of stockholders prior to the next annual meeting or prior to such time that the Board believed such consideration to be appropriate. As a result, the Board would have the opportunity to inform other stockholders adequately of the matters to be considered at any special meeting of stockholders.

         Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. For these reasons, these proposed amendments may have an anti-takeover effect. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 3, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article TWELFTH, which shall be and read as follows:

         Subject to the rights of holders of any class or series of Preferred Stock, special meetings of stockholders may be called only by the President, the Vice Chairmen of the Board, the Secretary or by the Board of Directors pursuant to a resolution adopted by a majority vote of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships) at the time any such resolutions are presented to the Board for adoption. Such meetings to be held at such time and such place either within or without the State of Delaware as may stated in the notice. Stockholders of the Corporation are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders. The business permitted at any special meeting of stockholders shall be limited to the business brought before the meeting by or at the direction of the Board.

         RESOLVED,  that  Section  1.2 of  Article I of the Bylaws be amended by deleting the existing Section 1.2 and adding a new Section 1.2 which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 3.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 3


                    ----------------------------------------
                                   PROPOSAL 4
                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                          PROVIDE THAT STOCKHOLDERS MAY
                         ONLY REMOVE DIRECTORS FOR CAUSE
                    -----------------------------------------

Removal of a Director for Cause

         Once a classified board of directors is established, as the Company has done, the Delaware GCL prohibits stockholders from removing members of a classified board of directors without cause before the expiration of their respective terms unless the Certificate of Incorporation specifies otherwise.
Article IV, Section 4.2(b) of the Bylaws currently provides that any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled at the time to vote at an election of directors. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws which provides that any director, or the entire Board of Directors, may be removed by the stockholders for cause only by the affirmative vote of the holders of at least 66 2/3% of the then Voting Stock. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 4

         In conjunction with the Company's presently existing classified Board of Directors, the proposed amendment should render more difficult an attempt to acquire control of the Company without the approval of the Company's management. The proposed amendment would make it impossible for someone who acquires voting control of the Company to remove immediately the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to replace incumbent directors as their terms expire over a period of up to three years, unless cause exists for such removal. This proposal would protect the continuity of the Board of Directors and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders.

         Stockholders should recognize, however, that the proposed amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of 66 2/3% of the Company's outstanding shares, such removal is appropriate but where no cause exists. Moreover, the proposed amendment may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the stockholders.

         The proposed amendment is in accordance with the Delaware GCL, which provides that when a corporation has a classified Board of Directors, directors may be removed only for cause unless the Certificate of Incorporation provides otherwise.

         The inability to remove directors other than for cause may have the effect of discouraging potential unfriendly bids for shares of the Company because of the delay it could cause in replacing board members. However, the Board of Directors is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 4, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolution

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article THIRTEENTH which shall be and read as follows:

         Any director, or the entire Board of Directors, may be removed, for cause only, by the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         RESOLVED, that Section 4.2(b) of Article IV of the Bylaws be amended by deleting the existing Section 4.2(b) and adding a new Section 4.2(b) which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 4.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 4


                     ---------------------------------------
                                   PROPOSAL 5
                           AMENDING THE BYLAWS TO FIX
                             THE NUMBER OF DIRECTORS
                                       AND
                          PROVIDE FOR FILLING VACANCIES
                                  ON THE BOARD
                    -----------------------------------------

Fixing the Number of Directors

         Article II, Section 2.1 of the Bylaws currently provides, in part, that the Board of Directors shall consist of no less than one and no more than twelve members; provided, however, that the Board, by resolution adopted by vote of a majority of the then authorized number of directors, may increase or decrease the number of directors. The Board has adopted, subject to stockholder approval, an amendment to the Bylaws fixing the size of the Board of Directors at a maximum of twelve directors, with the authorized number of directors set at ten, and the Board of Directors having the sole power and authority to increase or decrease the size of the Board acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors. At the Meeting, stockholders will be asked to consider and vote on this proposed amendment.

Filling Vacancies on the Board of Directors

         Article IV, Section 4.3 of the Bylaws currently provides, in relevant part, that "any vacancy in the office of any director or officer through death, resignation, removal disqualification, or other cause, and any additional directorship resulting from an increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains) or, in the case of any vacancy in the office of any director, by the stockholders..." The Board of Directors has adopted, subject to stockholder approval, an amendment to Article IV, Section 4.3 of the Bylaws providing that a vacancy on the Board of Directors, including a vacancy created by an
                                      -34-
increase in the authorized number of directors, may be filled only by the an affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. At the Meeting, stockholder will be asked to consider and vote on this proposed amendment.

Analysis of Proposal 5

         Because, by increasing or decreasing the size of the Board of Directors, vacancies may result which, if filled by a vote of the stockholders, could circumvent the continuity to be provided for by the Company's classified Board of Directors, the Board of Directors believes that this proposal fixing the number of directors and governing the filling of vacancies on the Board of Directors would promote such continuity of management and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. This proposal would prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board of Directors and then filling the new directorships with its own nominees.

         In addition, this proposal, coupled with the proposal set forth above relating to the removal of directors, if adopted, would preclude stockholders from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by such removal with their own nominees. Although the Company has not experienced difficulties in the past in maintaining continuity of the Board of Directors and management, the Board of Directors believes that this proposal will assist the Company in maintaining this continuity of management into the future.

         The proposed amendment is in accordance with the Delaware GCL which provides that the number of directors may be fixed in any manner as provided for in a corporation's bylaws and that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, unless the certificate of incorporation or bylaws provide otherwise.

         Persons attempting a takeover bid could be delayed or deterred by not being able to procedurally obtain control of the Board of Directors as quickly as they could in the absence of these provisions. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of these measures is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 5, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that Section 2.1 of Article II of the Bylaws be amended by deleting the existing Section 2.1 and adding a new Section 2.1 which shall be and read as follows:

         The business, property, and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of not fewer than six (6) members and not more than twelve (12) members, with the number of authorized directors being initially fixed at ten (10), which number may be changed from time to time by a resolution of the Board of Directors adopted by the affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors, except in each case as may be provided pursuant to resolutions of the Board of Directors, adopted pursuant to the provisions of the Certificate of Incorporation, establishing any series of Preferred Stock and granting to holders of shares of such series of Preferred Stock rights to elect additional directors under specified circumstances. If the number of directors is changed, then any increase or decrease in such number shall be apportioned by the Board of Directors among the classes of directors so as to maintain as nearly as possible an equal number of directors in each class. The directors shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article IV) until the next succeeding annual meeting of stockholders and until his respective successor has been elected and qualified.

         "RESOLVED, that Section 4.3 of Article IV of the Bylaws be amended by deleting the existing Section 4.3 and adding a new Section 4.3 which shall be and read as follows:

                  (a) Officers. Any vacancy in the office of any officer through death, resignation, removal, disqualification, or other cause, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains).

                  (b) Directors. Any vacancy on the Board of Directors, howsoever resulting, including through an increase in the number of directors, shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy shall hold office for the same remaining term as that of his or her predecessor, or if such director was elected as a result of an increase in the number of directors, then for the term specified in the resolution providing for such increase.

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 5.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 5

                   ------------------------------------------
                                   PROPOSAL 6
                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                         ELIMINATE STOCKHOLDER ACTION BY
                                 WRITTEN CONSENT
                 ----------------------------------------------


Ability of Stockholders to Act by Written Consent

         Under Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Currently, the Certificate of Incorporation does not prohibit such action by written consent. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws to provide that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders. At the Meeting, stockholders will be asked to consider and vote on these proposed amendments.

Analysis of Proposal 6

         The adoption of this proposal would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed amendment would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally.

         This amendment, if adopted, would ensure that all stockholders would have advance notice of any attempted major corporate action by stockholders, and that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered. It would enable the Company to set a record date for any stockholder voting and would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The amendment would encourage a potential acquiror to negotiate directly with the Board of Directors.

         In addition, the Board of Directors believes that this change to eliminate stockholder action by written consent is desirable to avoid untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interests of stockholders would best be served by a transaction that resulted from negotiations based on careful consideration of the proposed terms. Although there can be no certainty as to the result of any particular negotiations, the Board of Directors believes that the intended effect of Proposal 6 of promoting negotiations concerning any proposed acquisition of the Company, with the bargaining power in the Board of Directors, would be in the long-term interests of the Company and its stockholders. However, any provision in the Certificate of Incorporation which effectively requires a potential acquiror to negotiate with the Company's management and Board of Directors could be characterized as increasing management's and the Board of Directors's ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by even a majority of the stockholders.

         These proposed amendments are in accordance with the Delaware GCL, which provides that stockholders may act by written consent unless otherwise provided by a corporation's certificate of incorporation.

         Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 6, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article FOURTEENTH which shall be and read as follows:

         Except as otherwise provided in the resolutions of the Board of Directors designating any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent in writing by any such stockholders.

          RESOLVED,  that the Bylaws be amended by adding a new  Section  1.9 to
Article I which incorporates substantially the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment.

          RESOLVED, that the Bylaws be further amended by amending Section 5.3 of Article V, which deals with fixing the record date for certain matters, to delete therefrom any references to actions by stockholders pursuant to written consent.
                                      -38-

Required Vote

         The affirmative vote of holders of a majority of the Shares outstanding and entitled to vote at the Meeting is required to approve Proposal 6.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           The Approval of Proposal 6

                 ---------------------------------------------
                                   PROPOSAL 7
                             AMENDING THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO REQUIRE
                      AN 80% SUPERMAJORITY STOCKHOLDER VOTE
                            FOR CERTAIN TRANSACTIONS
               --------------------------------------------------

Supermajority Stockholder Vote for Certain Transactions

         The Board of Directors has approved, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws which provides that a Business Combination (as defined in the amendment) transaction between the Company or a subsidiary of the Company and an "Interested Stockholder" (as defined in the amendment) would be subject to either (i) the approval of a majority of the Continuing Directors (as defined in the amendment), or (ii) the approval by the affirmative vote of both (a) at least 80% of the voting power of the then Voting Stock, including shares held by an Interested Stockholder, and (b) two-thirds of the votes entitled to be cast by holders of the Voting Stock, excluding Voting Stock beneficially owned by the Interested Stockholder.

Analysis of Proposal 7

         Generally, Delaware GCL Section 203 prohibits a publicly-held Delaware corporation from engaging in a broad range of business combinations with an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) for three years following the time such person became an interested stockholder unless: (i) before the person becomes an interested stockholder, the transaction resulting in such person becoming an interested stockholder or the business combination is approved by the board of directors of the corporation; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation or shares held by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender offer or exchange offer); or (iii) at or subsequent to such time the business combination is approved by the Board, and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock excluding shares owned by the interested stockholder.

         Although Section 203 of the Delaware GCL applies to the Company as a Delaware corporation, neither the Certificate of Incorporation nor the Bylaws contain any provision specifically requiring a supermajority vote in the event of certain business combinations. Proposal 7, if adopted, would supplement, rather than replace, Section 203 as applicable to the Company, and would apply in any case where a transaction which qualifies as a "Business Combination" is proposed between the Company and a holder of 15% or more of the Voting Stock who qualifies as an "Interested Stockholder". Proposal 7 would increase the vote required for approval of such business combinations by stockholders from 66 2/3 to (a) at least 80% of the voting power of the then Voting Stock, including shares held by an Interested Stockholder, and (b) 66 2/3% of the votes entitled to be cast by holders of the Voting Stock, excluding Voting Stock beneficially owned by the Interested Stockholder.

         Proposal 7 is designed to permit the Board to evaluate proposed Business Combinations free from substantial pressure on the Board that a potentially hostile acquiror can exert. Furthermore, by providing the Board with the means of imposing an 80% supermajority vote of the shareholders, the amendment encourages corporations that seek to acquire control of the Company to engage in good faith, non-hostile negotiations with the Board. The Company believes that Proposal 7, if adopted, may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the supermajority voting requirement would not be invoked if a majority of the Continuing Directors were to approve a Business Combination. In the event of a proposed acquisition of the Company, the management of the Company believes that the interest of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the price to be paid to minority stockholders, the form of consideration to be paid and the tax effects of the transaction and by the Board's being able to negotiate with all acquirors from the strongest possible position.

         The overall effect of Proposal 7 would be to render more difficult the accomplishment of certain mergers or other acquisition of control of the Company by a principal stockholder (other than a stockholder who, currently holds over fifteen percent of the Company's Common Stock). At the same time, Proposal 7 may discourage persons from making a tender offer for, or acquisitions of, substantial amounts of the Common Stock, which could have the effect of inhibiting changes in management and may also prevent temporary fluctuations in the Common Stock that often result from takeover attempts. In addition, by requiring a supermajority vote of stockholders to approve a Business Combination, Proposal 7 may, absent approval by the Continuing Directors, enable a minority of the stockholders to prevent consummation of a Business Combination, notwithstanding the fact that a majority of the stockholders voted in favor of it. Some stockholders may find the proposed supermajority vote provisions of Proposal 7 disadvantageous to the extent that such provisions discourage takeovers which are not approved by a majority of the Continuing Directors but in which stockholders might receive, for at least some of their shares, a substantial premium above the market price at the time a tender offer or other acquisition transaction is made. Thus, stockholders who might desire to participate in a tender offer may not be afforded the opportunity to do so. To the extent that the proposed supermajority vote provisions discourage tender offers or accumulations of the Company's Common Stock, stockholders may be deprived of higher market prices for their stock which often prevail as a result of such events.

         The Company believes that Proposal 7, if adopted, may encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the supermajority voting requirement would not be invoked if a majority of the Continuing Directors were to approve a Business Combination. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 7, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

         "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article FIFTEENTH which shall be and read as follows:

                  (a) In addition to the affirmative vote required by law or this Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section (b) of this Article, the approval of a Business Combination (as hereinafter defined) shall require the affirmative vote of both (1) at least eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, and (2) at least 66 2/3% of the votes entitled to be cast by holders of the Voting Stock, excluding shares owned by an Interested Stockholder (as hereinafter defined). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

                  (b) The provisions of Section (a) of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the Bylaws of the Corporation, or any agreement with any national securities exchange, if the Business Combination shall have been approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder (as hereinafter defined) to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

                  (c) The following definitions shall apply with respect to this
Article:

                           1. "Business Combination" shall mean: (a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is or after merger or consolidation would be an Affiliate or Associate of an
         Interested Stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; (c) the adoption of the plan proposal for the liquidation or dissolution of the Corporation which is voted for or consented to by any

         Interested  Stockholder;  or (d)  any  reclassification  of  securities
         (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or (e) any receipt by any Interested Stockholder of the benefit, directly or indirectly (except proportionally as a stockholder of the Corporation) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in clauses (a) to (d) of this paragraph), provided by the Corporation or any director or any direct or indirect majority-owned Subsidiary; or (f) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (e).

                           2. "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under the Certificate of Incorporation, and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

                           3. "person" shall mean any individual, firm, company, partnership, corporation, joint venture, association, limited liability company or other entity and shall include any group comprised of any person and any other person or entity with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding voting or disposing of Capital Stock.

                           4. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the three-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing fifteen percent (15%) or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock; provided, however, that the term "Interested Stockholder" shall not include any person who would have qualified as an Interested Stockholder under either preceding clause immediately prior to the effective date of this Amendment to the Corporation's Certificate of Incorporation.

                           5. A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion
                                      -42-
         rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder hereunder, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section (c), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                           6. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in the Securities Exchange Act of 1934, as such may be amended from time to time.

                           7. "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

                           8. "Continuing Director" means any member of the Board of Directors of the Corporation, while such person is a member of the Board of Directors, who is not an Affiliate, Associate or representative of the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, provided that such successor is not an Affiliate, Associate or representative of the Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

                  (d) A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them after reasonable inquiry, (i) whether a person is an Interested Stockholder, (ii) the number of shares of Capital Stock or other securities beneficially owned by any person, and (iii) whether a person is an Affiliate or Associate of another. Any such determination made in good faith shall be binding and conclusive on all parties.

                  (e) Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                  (f) The fact that any Business Combination complies with the provisions of Section (b) of this Article shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof to approve such Business Combination or recommend its adoption or approval to the stockholders or the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of not less than eighty percent (80%) of the votes to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with this Article.

         RESOLVED,  that  Article  I of the  Bylaws be  amended  by adding a new
Section 1.10 containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 7.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           the Approval of Proposal 7

                    -----------------------------------------
                                   PROPOSAL 8
                           AMENDING THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS TO
                          REQUIRE SUPERMAJORITY VOTE TO
                          AMEND OR REPEAL THE PROPOSED
                          AMENDMENTS WHICH ARE ADOPTED
                   ------------------------------------------

Requirement for Supermajority Vote to Amend any Adopted Proposals

         Delaware GCL provides that the Certificate of Incorporation may be amended by the vote of a majority of the shares of common stock outstanding and entitled to vote, unless the relevant provision of the Certificate of Incorporation requires the vote of a greater number or proportion than a majority, in which case such provision may not be amended, altered or repealed except by such greater vote. Delaware GCL further confers sole authority to adopt, amend or repeal bylaws in the stockholders unless the certificate of incorporation also confers such a power upon the board of directors. Article SEVENTH of the Certificate of Incorporation expressly confers such powers upon the Board of Directors, provided, however, that the stockholders may change or repeal any Bylaw adopted by the Board of Directors. The Board of Directors has adopted, subject to stockholder approval, amendments to the Certificate of Incorporation and Bylaws to require the affirmative vote of holders of 66 2/3% of the Voting Stock to amend or repeal, or to adopt any provisions inconsistent with, any of the provisions added to the Certificate of Incorporation and Bylaws by Proposals 2 through 7 above and this Proposal 8. At the Meeting, stockholders will be asked to consider and vote on the proposed amendment.

Analysis of Proposal 8

         Proposal 8, by limiting the manner in which the Anti-Takeover Amendments may be amended or repealed, is intended not only to promote continuity of operations and thereby enhance the Company's ability to attain its long term goals, but also to allow the Board of Directors to more effectively manage the affairs of and internal operating procedures of the Company. These proposals are intended to have the effect of making it more difficult for stockholders, following the Meeting, to eliminate the constituent elements contained within Proposals 2 through 7 above and this Proposal 8.

         Proposal 8 will have the effect of making it more difficult for stockholders to change the AntiTakeover Amendments which have been adopted. This may further discourage potentially unfriendly bids for shares of the Company. For these reasons, Proposal 8 may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 8, see the section entitled "Anti-Takeover Proposals" above.

Proposed Resolutions

          "RESOLVED, that the Certificate of Incorporation be amended by adding a new Article SIXTEENTH which shall be and read as follows:

         Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Section 1.2 ("Special Meetings"), Section 1.8 ("Advance Notice of Nominations and
         Proposals"), Section 4.2(b) ("Removal of Directors"), Section 2.1 ("Number of Directors and Term of Office"), Section 4.3(b) ("Vacancies; Directors"), and Section 1.9 ("Consent of Stockholders") of the Corporation's Bylaws and Articles ELEVENTH, TWELFTH, THIRTEENTH AND FOURTEENTH of this Certificate of Incorporation shall not be amended or repealed, and no provision inconsistent with any thereof shall be adopted, without the affirmative vote of the holders of at least 66 2/3% of the voting power of the Voting Stock, voting together as a single class. Section 1.10 ("Supermajority Shareholder Vote for Certain Transactions") and Section 7.1(b) ("Anti-Takeover Amendments") of the Corporation's Bylaws and Article FIFTEENTH of this Certificate of Incorporation shall not be amended or repealed, and no provision inconsistent with any thereof shall be adopted, without the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock, voting together as a single class.

         "RESOLVED, that the Certificate of Incorporation be amended by adding a sub-section (b) to the new Article SIXTEENTH, which would read as follows:

                  (b) Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, any provision of this Article SIXTEENTH.

         RESOLVED, that the existing text under Article VII of the Bylaws be designated as Section 7.1(a) thereunder and that such Article VII be amended by adding a new Section 7.1(b) containing a provision substantially the same as the provision set forth in the preceding resolution and other provisions, if any, as may be necessary to make the Bylaws consistent with this amendment."

Required Vote

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 8.

                        The Board of Directors Recommends
                               That You Vote "FOR"
                           The Approval of Proposal 8

                      ------------------------------------
                                   PROPOSAL 9
                           APPOINTMENT OF INDEPENDENT
                                    AUDITORS
                      ------------------------------------


         PricewaterhouseCoopers LLP served as the Company's independent auditors for the fiscal year ended December 31, 1997, and it is expected that PricewaterhouseCoopers LLP will act in that capacity for the fiscal year ending December 31, 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from shareholders.

         It is proposed that the stockholders ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the Company for the 1998 fiscal year.

         Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the Common Stock present and entitled to vote at the meeting should not approve the selection of PricewaterhouseCoopers LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                        The Board of Directors Recommends
             That You Vote "FOR" the Ratification of the Appointment
                        of PricewaterhouseCoopers LLP as
                       Independent Auditors of the Company

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company for inclusion in its proxy materials by March 15, 1999.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors


                                              /s/ Martin Eric Weisberg
                                              ----------------------------------
                                              Martin Eric Weisberg
                                              Secretary

August 25, 1998

PROXY                                                                      PROXY
-----                                                                      -----

                              XYBERNAUT CORPORATION

                 (Solicited on behalf of the Board of Directors)

         The undersigned holder of Common Stock of XYBERNAUT CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Edward G. Newman, Steven A. Newman and Martin E. Weisberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of XYBERNAUT CORPORATION, to be held at the Company's offices at 12701 Fair Lakes Circle, Fairfax, Virginia 22033 on Thursday, September 24, 1998, at 8:30 A.M., and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 2 through 10.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE


__________________             _______________       PLEASE MARK YOUR
ACCOUNT NUMBER                      COMMON           CHOICE LIKE THIS IN  [X]
                                                     BLUE OR BLACK INK:


                           Will attend the meeting [ ]

                The Board of Directors Recommends a Vote FOR all
                 listed nominees and FOR Proposals 2 through 10

(1)    Election of three directors


              Class I
              -------

       Nominees:  Keith P. Hicks
                  Martin Eric Weisberg
                  Kaz Toyosato

         FOR all nominees listed               WITHHOLD AUTHORITY to vote
   (except as marked to the contrary)         for all listed nominees above
                 [ ]                                     [ ]

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

(2)    Amending   the   Certificate   of     FOR        AGAINST      ABSTAIN
       Incorporation  and the  Bylaws to      [ ]          [ ]         [ ]
       implement   an   advance   notice
       procedure  for the  submission of
       director  nominations  and  other
       business  to  be   considered  at
       annual meetings of stockholders.

(3)    Amending   the   Certificate   of      [ ]          [ ]         [ ]
       Incorporation  and the  Bylaws to
       permit  only the  President,  the
       Vice  Chairmen of the Board,  the
       Secretary   or   the   Board   of
       Directors    to   call    special
       meetings of  stockholders  and to
       limit the  business  permitted to
       be conducted at such  meetings to
       be brought before the meetings by
       or at the  direction of the Board
       of Directors.

(4)    To  amend  the   Certificate   of      [ ]          [ ]         [ ]
       Incorporation  and the  Bylaws to
       provide  that  a  member  of  the
       Board  of  Directors  may only be
       removed  by the  stockholders  of
       the   Company  for  cause  by  an
       affirmative vote of holders of at
       least 66 2/3% of the voting power
       of the  then  outstanding  Voting
       Stock.

(5)    To amend  the  Bylaws  to (a) fix      [ ]          [ ]         [ ]
       the   size   of  the   Board   of
       Directors  at a maximum of twelve
       directors,  with  the  authorized
       number of  directors  set at ten,
       and the Board of Directors having
       the sole power and  authority  to
       increase or  decrease  the number
       of   directors   acting   by   an
       affirmative  vote  of at  least a
       majority  of the total  number of
       authorized     directors     most
       recently  fixed  by the  Board of
       Directors,  and (b) provide  that
       any   vacancy  on  the  Board  of
       Directors  may be filled  for the
       unexpired term (or for a new term
       in the case of an increase in the
       size  of the  board)  only  by an
       affirmative  vote  of at  least a
       majority    of   the    remaining
       directors  then in office even if
       less  than  a  quorum,  or by the
       sole remaining director.

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(6)    To  amend  the   Certificate   of      [ ]          [ ]         [ ]
       Incorporation  and the  Bylaws to
       eliminate  stockholder  action by
       written consent.

(7)    To  amend  the   Certificate   of      [ ]          [ ]         [ ]
       Incorporation  and the  Bylaws to
       require  the  approval of holders
       of 80% of  the  then  outstanding
       Voting  Stock and/or the approval
       of 66  2/3% of the  directors  of
       the Company for certain corporate
       transactions.

(8)    To  amend  the   Certificate   of      [ ]          [ ]         [ ]
       Incorporation  and the  Bylaws to
       require an affirmative vote of 66
       2/3% of the Voting Stock in order
       to amend or  repeal  any  adopted
       amendments to the  Certificate of
       Incorporation and Bylaws proposed
       herein.

(9)    Ratifying  the   appointment   of      [ ]          [ ]         [ ]
       PricewaterhouseCoopers   LLP   as
       independent auditors for the 1998
       fiscal year.

(10)   In their discretion,  the Proxies      [ ]          [ ]         [ ]
       are  authorized to vote upon such
       other  business  as may  properly
       come before the Annual Meeting.


                                            Dated  _____________________, 1998

                                            --------------------------------

                                            --------------------------------
                                                              Signature(s)
                                            (Signatures should conform to names
                                            as registered. For jointly owned
                                            shares, each owner should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            officer of a corporation, please
                                            give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY


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